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As filed with the Securities and Exchange Commission on February 7, 2001

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of

1934

Date of report (date of earliest event reported):

February 7, 2001

Commission File Number

 Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, and telephone number

State of Incorporation

I.R.S. Employer Identification Number

__________________

_______________________________________________________

________________

_________________

 0-25734;
1-13684

 DIMON INCORPORATED
512 Bridge Street
Danville, Virginia 24541
Telephone: (804) 792-7511

Virginia

54-1746567

 The address of the registrant has not changed since the last report.

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DIMON Incorporated and Subsidiaries

ITEM 7.

 FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

(c)

Exhibits.

Exhibit No.

Description

____________

_____________

99.1

Press Release, dated February 7, 2001

       ITEM 9.

       REGULATION FD DISCLOSURE.

          The

information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of

1934, as amended, or otherwise subject to the liabilities of that Section.  The furnishing of this report is not intended to constitute a determination by DIMON Incorporated that the information is material or that the dissemination of the information is required by Regulation

FD.

           On

February 7, 2001, DIMON issued a press release.  A copy of the press release is being furnished as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 9.

          DIMON

regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

          This

press release contains "forward-looking statements" as defined in the Private Securities

Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize,

actual results could vary materially from the Company's expectations and projections. Risks and uncertainties include changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for the Company's tobacco products, and the impact of regulation and litigation on the Company's customers.  A further list and description of these risks, uncertainties and other factors can be found in the Company's

Annual Report on Form 10-K for the fiscal year ended June 30, 2000 and other filings with the

Securities and Exchange Commission.  The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments,

except as required by law.

-2-

       DIMON Incorporated and Subsidiaries

       SIGNATURES

        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Date: February 7, 2001

       DIMON Incorporated

       Registrant

       By: /s/ Jerry L. Parker

       __________________________________________________

       Jerry L. Parker
        Senior Vice President - Controller
        (Principal Accounting Officer)

       DIMON Incorporated and Subsidiaries

       INDEX TO EXHIBITS

       Exhibit No.

       Description

       Page No.

       99.1

       Press Release, dated February 7, 2001..........................

       5 - 7